                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

   Delaware
(State or other                  333-127233                       13-3416059
jurisdiction of                  (Commission                    (IRS Employer
 incorporation)                 File Number)                 Identification No.)

            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 127233 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $235,567,100 in aggregate principal amount Class A, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-NCA on August 30, 2005.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2005, as supplemented by the Prospectus Supplement, dated August 26, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of August 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), Deutsche Bank National Trust Company, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $244,749,252 as of August 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of August 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
                 Wilshire Credit Corporation, as Servicer and Deutsche Bank
                 National Trust Company, as Trustee.

          99.1   Mortgage Loan Sale and Assignment Agreement, dated as of August
                 1, 2005, between Merrill Lynch Mortgage Capital Inc., as
                 Seller, and Merrill Lynch Mortgage Investors, Inc., as
                 Purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            -----------------------------------
                                        Name: Tom Saywell
                                        Title: Vice President

Date: September 14, 2005

                                  EXHIBIT INDEX

Exhibit No.                   Description                   Page No.
-----------                   -----------                   --------
4.1           Pooling and Servicing Agreement, dated as
              of August 1, 2005, among Merrill Lynch
              Mortgage Investors, Inc., as Depositor,
              Wilshire Credit Corporation, as Servicer
              and Deutsche Bank National Trust Company,
              as Trustee.

99.1          Mortgage Loan Sale and Assignment
              Agreement, dated as of August 1, 2005,
              between Merrill Lynch Mortgage Capital
              Inc., as Seller, and Merrill Lynch Mortgage
              Investors, Inc., as Purchaser.